                                                                  EXHIBIT 4.2

                AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED
                  REDUCING REVOLVING AND TERM LOAN AGREEMENT

    This Amendment No. 1 to Second Amended and Restated Reducing Revolving and Term Loan Agreement (this "Amendment") dated as of November 30, 1998, among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront Station, Inc., Kansas City Station Corporation and Sunset Station, Inc. (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent")(but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), and Bank of America National Trust and Savings Association, as Administrative Agent (the "Administrative Agent"), is entered into with reference to the Second Amended and Restated Reducing Revolving and Term Loan Agreement dated as of November 6, 1998, among Borrowers, Parent, the Lenders party thereto, Societe Generale, as Documentation Agent, Bank of Scotland, as Co-Agent, and the Administrative Agent (the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     Borrowers, Parent and the Administrative Agent, acting with the consent of the Requisite Lenders pursuant to Section 14.2 of the Loan Agreement, agree as follows:

     1. SECTION 9.11. Section 9.11 of the Loan Agreement is amended by striking the figures "$288,000,000" in clause (a) thereof and substituting in their place the figures "$265,000,000."

     2. CONDITIONS PRECEDENT. The effectiveness of this Amendment shall be conditioned upon receipt by the Administrative Agent of all of the following:

         (a)  Counterparts of this Amendment executed by all parties hereto;

         (b) Written consents of each of the Sibling Guarantors to the execution, delivery and performance hereof, substantially in the form of EXHIBIT A to this Amendment;

         (c)  Written consent of the Requisite Lenders as required under
              Section 14.2 of the Loan Agreement in the form of EXHIBIT B to this Amendment; and

         (d) Such other assurances, certificates, documents, consents or opinions as the Administrative Agent or the Requisite Lenders reasonably may require.

     3. REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant that no Default or Event of Default has occurred and remains continuing.

     4. CONSENT OF PARENT. The execution of this Amendment by Parent shall constitute its consent, in its capacity as guarantor under the Parent Guaranty, to this Amendment.

     5. CONFIRMATION. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

     IN WITNESS WHEREOF, Borrowers and the Administrative Agent have executed this Amendment as of the date first above written by their duly authorized representatives.

                                  PALACE STATION HOTEL & CASINOS, INC.
                                  BOULDER STATION, INC.
                                  TEXAS STATION, INC.
                                  SUNSET STATION, INC.

                                  By: /s/ GLENN C. CHRISTENSON
                                     -----------------------------------------
                                      Glenn C. Christenson
                                      Senior Vice President

                                  ST. CHARLES RIVERFRONT STATION, INC.
                                  KANSAS CITY STATION CORPORATION

                                  By: /s/ GLENN C. CHRISTENSON
                                     -----------------------------------------
                                      Glenn C. Christenson
                                      Vice President

                                  STATION CASINOS, INC.

                                  By: /s/  GLENN C. CHRISTENSON
                                     -----------------------------------------
                                      Glenn C. Christenson
                                      Executive Vice President and
                                      Chief Financial Officer


                                  BANK OF AMERICA NATIONAL TRUST AND
                                  SAVINGS ASSOCIATION, as Administrative
                                  Agent

                                  By: /s/ JANICE HAMMOND
                                     -----------------------------------------
                                      Janice Hammond
                                      Vice President

                             Exhibit A to Amendment

                          CONSENT OF SIBLING GUARANTORS

     Reference is hereby made to that Second Amended and Restated Reducing Revolving and Term Loan Agreement dated as of November 6, 1998, among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront Station, Inc., Kansas City Station Corporation and Sunset Station, Inc. (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent")(but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), and Bank of America National Trust and Savings Association, as Administrative Agent (the "Administrative Agent"), (the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

     Each of the undersigned hereby consents to the execution, delivery and performance by Borrowers of Amendment No. 1 to the Loan Agreement.

     Each of the undersigned represents and warrants to the Administrative Agent and the Lenders that the Sibling Guaranty remains in full force and effect in accordance with its terms.

Dated: November 30, 1998

GREEN VALLEY STATION, INC.             SOUTHWEST GAMING SERVICES, INC.

By: /s/ GLENN C. CHRISTENSON           By: /s/ BLAKE L. SARTINI
   -------------------------------        ----------------------------------
    Glenn C. Christenson                   Blake L. Sartini
    Vice President and                     Secretary
    Chief Financial Officer


                                       SOUTHWEST SERVICES, INC.

                                       By: /s/ BLAKE L. SARTINI
                                          -----------------------------------
                                           Blake L. Sartini
                                           Secretary

                            Exhibit B to Amendment

                              CONSENT OF LENDERS

     Reference is hereby made to that Second Amended and Restated Reducing Revolving and Term Loan Agreement dated as of November 6, 1998, among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront Station, Inc., Kansas City Station Corporation and Sunset Station, Inc. (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent")(but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), and Bank of America National Trust and Savings Association, as Administrative Agent (the "Administrative Agent"), (the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

     The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Second Amended and Restated Reducing Revolving and Term Loan Agreement by the Administrative Agent on its behalf substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: November 30, 1998

                                    /s/ BANK OF AMERICA
                                   ----------------------------------------
                                    [Name of Institution]


                                   By: /s/ SCOTT L. FABER
                                      -------------------------------------

                                      SCOTT L. FABER, V.P.
                                      -------------------------------------
                                      [Printed Name and Title]

                            Exhibit B to Amendment

                              CONSENT OF LENDERS

     Reference is hereby made to that Second Amended and Restated Reducing Revolving and Term Loan Agreement dated as of November 6, 1998, among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront Station, Inc., Kansas City Station Corporation and Sunset Station, Inc. (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent")(but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), and Bank of America National Trust and Savings Association, as Administrative Agent (the "Administrative Agent"), (the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

     The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Second Amended and Restated Reducing Revolving and Term Loan Agreement by the Administrative Agent on its behalf substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: November 30, 1998

                                    /s/ ABN AMRO BANK, N.V.
                                   ----------------------------------------
                                    [Name of Institution]


                                   By: /s/ CORRINA FONG
                                      -------------------------------------
                                       Corrina Fong
                                       Credit Officer

                            Exhibit B to Amendment

                              CONSENT OF LENDERS

     Reference is hereby made to that Second Amended and Restated Reducing Revolving and Term Loan Agreement dated as of November 6, 1998, among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront Station, Inc., Kansas City Station Corporation and Sunset Station, Inc. (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent")(but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), and Bank of America National Trust and Savings Association, as Administrative Agent (the "Administrative Agent"), (the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

     The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Second Amended and Restated Reducing Revolving and Term Loan Agreement by the Administrative Agent on its behalf substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: November 30, 1998

                                    BANKBOSTON, N.A.
                                   ----------------------------------------
                                    [Name of Institution]


                                   By: /s/ ROBERT F. MILORDI
                                      -------------------------------------
                                          Robert F. Milordi
                                          Managing Director
                                      -------------------------------------
                                      [Printed Name and Title]

                            Exhibit B to Amendment

                              CONSENT OF LENDERS

     Reference is hereby made to that Second Amended and Restated Reducing Revolving and Term Loan Agreement dated as of November 6, 1998, among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront Station, Inc., Kansas City Station Corporation and Sunset Station, Inc. (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent")(but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), and Bank of America National Trust and Savings Association, as Administrative Agent (the "Administrative Agent"), (the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

     The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Second Amended and Restated Reducing Revolving and Term Loan Agreement by the Administrative Agent on its behalf substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: November 30, 1998

                                     BANK OF SCOTLAND
                                   ----------------------------------------
                                    [Name of Institution]


                                   By: /s/ ANNIE CHIN TAT
                                      -------------------------------------
                                              Annie Chin Tat
                                            Senior Vice President
                                      -------------------------------------
                                      [Printed Name and Title]

                          Exhibit B to Amendment

                            CONSENT OF LENDERS

     Reference is hereby made to that Second Amended and Restated Reducing Revolving and Term Loan Agreement dated as of November 6, 1998, among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront Station, Inc., Kansas City Station Corporation and Sunset Station, Inc. (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), and Bank of America National Trust and Savings Association, as Administrative Agent (the "Administrative Agent"), (the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

     The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Second Amended and Restated Reducing Revolving and Term Loan Agreement by the Administrative Agent on its behalf substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: November 30, 1998

                                       CIBC Inc.
                                    ------------------------------------------
                                    [Name of Institution]


                                    By: /s/ DEAN J. DECKER
                                        --------------------------------------
                                        Dean Decker
                                        Executive Director
                                    ------------------------------------------
                                        CIBC Oppenheimer Corp., AS AGENT

                          Exhibit B to Amendment

                            CONSENT OF LENDERS

     Reference is hereby made to that Second Amended and Restated Reducing Revolving and Term Loan Agreement dated as of November 6, 1998, among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront Station, Inc., Kansas City Station Corporation and Sunset Station, Inc. (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), and Bank of America National Trust and Savings Association, as Administrative Agent (the "Administrative Agent"), (the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

     The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Second Amended and Restated Reducing Revolving and Term Loan Agreement by the Administrative Agent on its behalf substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: November 30, 1998

                                       THE FIRST NATIONAL BANK OF CHICAGO
                                    ------------------------------------------
                                    [Name of Institution]


                                    By: /s/ MARK A. ISLEY
                                        --------------------------------------
                                                     Mark A. Isley
                                                 First Vice President
                                    ------------------------------------------
                                    [Printed Name and Title]

                            Exhibit B to Amendment

                              CONSENT OF LENDERS

     Reference is hereby made to that Second Amended and Restated Reducing Revolving and Term Loan Agreement dated as of November 6, 1998, among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront Station, Inc., Kansas City Station Corporation and Sunset Station, Inc. (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent")(but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), and Bank of America National Trust and Savings Association, as Administrative Agent (the "Administrative Agent"), (the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

     The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Second Amended and Restated Reducing Revolving and Term Loan Agreement by the Administrative Agent on its behalf substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: November 30, 1998

                                    /s/ FIRST SECURITY BANK, N.A.
                                   ----------------------------------------
                                    [Name of Institution]


                                   By: /s/ DAVID P. WILLIAMS
                                      -------------------------------------

                                       David P. Williams, Vice President
                                      -------------------------------------
                                      [Printed Name and Title]

                            Exhibit B to Amendment

                              CONSENT OF LENDERS


     Reference is hereby made to that Second Amended and Restated Reducing Revolving and Term Loan Agreement dated as of November 6, 1998, among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront Station, Inc., Kansas City Station Corporation and Sunset Station, Inc. (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), and Bank of America National Trust and Savings Association, as Administrative Agent (the "Administrative Agent"), (the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

     The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Second Amended and Restated Reducing Revolving and Term Loan Agreement by the Administrative Agent on its behalf substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: November 30, 1998

                                           Foothill Income Trust, L.P.
                                         ---------------------------------
                                         [Name of Institution]

                                         By: Fit GP, LLC its General Partner

                                         By: /s/ Dennis R. Ascher
                                             ------------------------------

                                                  Managing Member
                                         ---------------------------------
                                         [Printed Name and Title]

                            Exhibit B to Amendment

                              CONSENT OF LENDERS


     Reference is hereby made to that Second Amended and Restated Reducing Revolving and Term Loan Agreement dated as of November 6, 1998, among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront Station, Inc., Kansas City Station Corporation and Sunset Station, Inc. (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), and Bank of America National Trust and Savings Association, as Administrative Agent (the "Administrative Agent"), (the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

     The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Second Amended and Restated Reducing Revolving and Term Loan Agreement by the Administrative Agent on its behalf substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: November 30, 1998

                                        Indosuez Capital as Portfolio Advisor
                                                        for
                                        Indosuez Capital Funding II A Ltd
                                        Indosuez Capital Funding III Ltd
                                        Indosuez Capital Funding IV L.P.
                                        --------------------------------------
                                        [Name of Institution]

                                        By: /s/ F. BERTHELOT
                                            ------------------------------

                                               F. Berthelot, V.P.
                                        ---------------------------------
                                        [Printed Name and Title]

                            Exhibit B to Amendment

                              CONSENT OF LENDERS


     Reference is hereby made to that Second Amended and Restated Reducing Revolving and Term Loan Agreement dated as of November 6, 1998, among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront Station, Inc., Kansas City Station Corporation and Sunset Station, Inc. (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), and Bank of America National Trust and Savings Association, as Administrative Agent (the "Administrative Agent"), (the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

     The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Second Amended and Restated Reducing Revolving and Term Loan Agreement by the Administrative Agent on its behalf substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: November 30, 1998

                                        ML CLO XX PILGRIM (CAYMAN) LTD.
                                        --------------------------------------
                                        [Name of Institution]

                                        By: Pilgrim Investments, Inc.
                                            as its Investment Manager

                                        By: /s/ DANIEL A. NORMAN
                                            ------------------------------

                                                Daniel A. Norman
                                             Senior Vice President
                                        ---------------------------------
                                        [Printed Name and Title]

                            Exhibit B to Amendment

                              CONSENT OF LENDERS


     Reference is hereby made to that Second Amended and Restated Reducing Revolving and Term Loan Agreement dated as of November 6, 1998, among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront Station, Inc., Kansas City Station Corporation and Sunset Station, Inc. (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), and Bank of America National Trust and Savings Association, as Administrative Agent (the "Administrative Agent"), (the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

     The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Second Amended and Restated Reducing Revolving and Term Loan Agreement by the Administrative Agent on its behalf substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: November 30, 1998

                                        PILGRIM PRIME RATE TRUST
                                        --------------------------------------
                                        [Name of Institution]

                                        By: Pilgrim Investments, Inc.
                                            as its Investment Manager

                                        By: /s/ DANIEL A. NORMAN
                                            ------------------------------

                                                Daniel A. Norman
                                             Senior Vice President
                                        ---------------------------------
                                        [Printed Name and Title]

                            Exhibit B to Amendment

                             CONSENT OF LENDERS


      Reference is hereby made to that Second Amended and Restated Reducing Revolving and Term Loan Agreement dated as of November 6, 1998, among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront Station, Inc., Kansas City Station Corporation and Sunset Station, Inc. (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent")(but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), and Bank of America National Trust and Savings Association, as Administrative Agent (the "Administrative Agent"), the ("Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

      The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Second Amended and Restated Reducing Revolving and Term Loan Agreement by the Administrative Agent on its behalf substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:  November 30, 1998

                                    Societe Generale
                                    -----------------------------------
                                    [Name of Institution]



                                    By: /s/ MAUREEN E. KELLY
                                        --------------------------------
                                            Maureen E. Kelly
                                            Director
                                     -----------------------------------
                                     [Printed Name and Title]

                            Exhibit B to Amendment

                             CONSENT OF LENDERS


      Reference is hereby made to that Second Amended and Restated Reducing Revolving and Term Loan Agreement dated as of November 6, 1998, among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront Station, Inc., Kansas City Station Corporation and Sunset Station, Inc. (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent")(but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), and Bank of America National Trust and Savings Association, as Administrative Agent (the "Administrative Agent"), the ("Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

      The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Second Amended and Restated Reducing Revolving and Term Loan Agreement by the Administrative Agent on its behalf substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:  November 30, 1998

                                    Wells Fargo Bank N.A.
                                    -----------------------------------
                                    [Name of Institution]



                                    By: /s/ PHIL HORRELL
                                        --------------------------------
                                        Phil Horrell, Vice President and
                                        Regional Credit Administrator
                                        ---------------------------------
                                        [Printed Name and Title]

                                        (for Kathleen S. Stone, Vice President)


                                       -5-